Exhibit 99.1

KPMG LLP
Suite 1500
550 South Hope Street
Los Angeles, CA 90071-2629

Independent Accountants’ Report on Applying Agreed-Upon Procedures

GreatAmerica Financial Services Corporation (the “Company”)

Wells Fargo Securities, LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

SunTrust Robinson Humphrey, Inc.

BMO Capital Markets GKST Inc.

(together, the “Specified Parties”)

Re	GreatAmerica Leasing Receivables Funding, L.L.C., Receivable-Backed Notes, Series 2017-1 (the “Notes”)

We have performed the procedures described below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to a pool of commercial finance contracts, which we were informed are intended to be included as collateral in the offering of the Notes. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

•	Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “Initial Data File” means an electronic data file, provided to us by the Company on January 11, 2017, containing certain information related to 35,685 commercial finance contracts and their related attributes as of December 31, 2016 (the “Cutoff Date”). We instructed you to exclude contracts that contained a value of “10001” in the “ProgramTypeID” field on the Initial Data File. The resulting electronic data file contained information related to 35,489 contracts and constituted the “Data File.”

•	The term “Selected Contracts” means a sample of 150 commercial finance contracts that we randomly selected from the Data File, as instructed by the Company. The Company did not inform us as to the basis for how they selected the number of commercial finance contracts that we were instructed to randomly select from the Data File. A listing of the Selected Contracts is attached hereto as Exhibit A.

•	The term “Contract File Documents” means information contained in the Company’s onBase and InfoLease electronic records systems.

The Company is responsible for the Data File.

For each of the Selected Contracts, we compared the attributes listed in the table below to the corresponding information appearing on or derived from the applicable Contract File Document(s).

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the

KPMG network of independent member firms affiliated with KPMG International

Cooperative (“KPMG International”), a Swiss entity

The Specified Parties indicated that the absence of any of the Contract File Documents noted below or the inability to agree the indicated information from the Data File to the Contract File Documents or other information for each of the attributes identified constituted an exception.

Attribute	Contract File Document(s)
Contract Number	onBase electronic records system
Obligor Name	“Agreement” within the onBase electronic records system or “Customer Address” screen within the InfoLease electronic records system and instructions provided by the Company described below
Obligor State	“Agreement” within the onBase electronic records system
Scheduled Payment	“Agreement” within the onBase electronic records system and instructions provided by the Company described below
Original Term to Maturity (Recomputed Original Term to Maturity)	“Agreement” within the onBase or the “Internal Codes” screen within the InfoLease electronic records systems and instructions provided by the Company described below
Security Deposit	“Agreement” within onBase electronic records system
Payment Frequency	“Agreement” within onBase electronic records system
Equipment Cost	“Booking Sheet” within onBase electronic records system and instructions provided by the Company described below
First Payment Date (month and year)	“Contract Invoicing Data” screen within InfoLease electronic records system
Termination Date (month and year)	“Contract Data” screen within InfoLease electronic records system
Booked Residual Value	“Contract Data” screen within InfoLease electronic records system

For purposes of comparing Obligor Name, we were instructed by the Company to compare the Obligor Name in the Data File to the “Agreement” within the onBase electronic records system. In the event the Obligor Name did not agree, we were instructed by the Company to compare the Obligor Name in the Data File to the Lessee Name on the “Customer Address” screen within the InfoLease electronic records system.

For purposes of comparing Scheduled Payments for Selected Contract #94, we were informed by the Company that the contract was rewritten due to a Louisiana Sales Tax Law increase of 4% for contracts originated on or after April 1, 2016, prompting the recomputation of the Scheduled Payments. A copy of the correspondence indicating this change was included in the “General Correspondence” within the onBase electronic records system. We were instructed by the Company to calculate the revised Scheduled Payment by multiplying the revised Equipment Cost (refer to Equipment Cost instructions described below) by the base rate on the “Booking Sheet” within the onBase electronic records system.

For purposes of comparing Original Term to Maturity, we were instructed by the Company to recompute the Original Term to Maturity (“Recomputed Original Term to Maturity”) by adding two months to the original term contained in the “Agreement” within the onBase electronic records system if the “Internal Codes” screen within the InfoLease electronic records system indicated a 90-day deferral for the term of the contract, or by adding one month to the original term contained if the “Internal Codes” screen indicated a 60-day deferral for the term of the contract.

For purposes of comparing Equipment Cost for Selected Contract #94, we were informed by the Company that the contract was rewritten due to a Louisiana Sales Tax Law increase of 4% for contracts originated on or after April 1, 2016, prompting the recomputation of the Equipment Cost. A copy of the correspondence indicating this change was included in the “General Correspondence” within the onBase electronic records system. To derive the Equipment Cost, we were instructed by the Company to add the updated sales tax, calculated as 4% multiplied by the purchase price of the equipment on the “Booking Sheet” within the onBase electronic records system, to the original Equipment Cost stated on the “Booking Sheet” within the onBase electronic records system.

The information regarding the Selected Contracts was found to be in agreement with the respective information contained in the Contract File Documents. There were no conclusions that resulted from these procedures.

We were not engaged to, and did not perform an examination or review, the objective of which would be the expression of an opinion or conclusion on the Data File and procedures performed in connection with the issuance of the Notes. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on the information indicated in the Data File or information and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the commercial finance contracts (ii) the reliability or accuracy of the Data File, the Contract File Documents, or data and documents furnished to us by the Company which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the commercial finance contracts to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such commercial finance contracts being securitized, (iii) the compliance of the originator of the commercial finance contracts with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the commercial finance contracts that would be material to the likelihood that the issuer or that asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NSRSO’s who are not identified in this report as Specified Parties, but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

January 23, 2017

Exhibit A

The Selected Contracts

Selected Contract #	Selected Contract Unique ID	Selected Contract #	Selected Contract Unique ID	Selected Contract #	Selected Contract Unique ID
1	0736271000	51	1124015000	101	1156456000
2	0781881000	52	1127436000	102	1156503000
3	0793638001	53	1136385000	103	1158294000
4	0795614000	54	1145431000	104	1161359000
5	0800424000	55	1147755000	105	1161411000
6	0805579000	56	1148744000	106	1161598000
7	0809076000	57	1154102000	107	1164933000
8	0811931000	58	1156868000	108	1165225000
9	0816706000	59	1158827000	109	1166809000
10	0818563000	60	1162684000	110	1170330000
11	0823951000	61	1163203000	111	1170500000
12	0824505000	62	1166793000	112	1176507000
13	0824653000	63	1172435000	113	1176561000
14	0824740000	64	1175648000	114	1177580000
15	0824757000	65	1184759000	115	1180074000
16	0827502000	66	0885459001	116	1182857000
17	0828770000	67	1079862000	117	1183443000
18	0832128000	68	1104246004	118	1186632000
19	0857314000	69	1106525000	119	1186887000
20	0896085000	70	1130116000	120	1188177000
21	0917522004	71	1130675000	121	1188572000
22	1019783000	72	1131085000	122	1189114000
23	1020042000	73	1137675000	123	1190346000
24	1027484000	74	1139107000	124	1191779000
25	1051579000	75	1141951000	125	1195520000
26	1118120000	76	1144454000	126	1195936000
27	1118309000	77	1152319000	127	1196137000
28	1124156000	78	1152790000	128	1197511000
29	1128666000	79	1156695000	129	0656677001
30	1129601000	80	1158459000	130	0987471002
31	1131367000	81	1158683000	131	0996156000
32	1146533000	82	1167738000	132	1046406000
33	1147988000	83	1168145000	133	1104513000
34	1149776000	84	1168585000	134	1106536000
35	1156958000	85	1173838000	135	1108911001
36	1167170000	86	1175505000	136	1112910000
37	1173454000	87	1176007000	137	1113212000
38	1178160000	88	1177092000	138	1117640000
39	1180839000	89	1098828000	139	1117846000
40	1182947001	90	1105459001	140	1117886000
41	1183610000	91	1125905000	141	1126814000
42	1185368000	92	1134004000	142	1133817000
43	1186257000	93	1135516000	143	1135650000
44	1101414000	94	1137823000	144	1137301000
45	1110177000	95	1138764000	145	1145143000
46	1111408000	96	1139029000	146	1146797000
47	1114740000	97	1141212000	147	1147447000
48	1115402000	98	1141532000	148	1153442000
49	1119376000	99	1147048000	149	1155778000
50	1124015000	100	1154381000	150	1162053000

(*)	The Selected Contract Unique ID Numbers referred to in this exhibit are not the actual Customer Contract Unique ID Numbers.

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